EXHIBIT 99.5


                                    ISDA(R)
                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                               Master Agreement
                     dated as of February 28, 2007 between


                   SWISS RE FINANCIAL PRODUCTS CORPORATION
             (hereinafter referred to as "Party A" or Pledgor"),

                                     and

 THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Trust 2007-2, pursuant to a Swap Contract Administration Agreement (hereinafter referred to as "Party B" or "Secured Party")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without further action by either party.

 Copyright (C) 1994 by International Swaps and Derivatives Association, Inc.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13. the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

      (i) the Credit Support Amount

      exceeds

      (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

      (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

      (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

      (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).


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                                                                  ISDA(R) 1994

(d)   Substitutions.

      (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

      (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (I) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

      (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

            (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

            (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

            (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

      (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.


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                                                                  ISDA(R) 1994

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) Eligibility to Hold Posted Collateral; Custodians.

      (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

      (ii) Failure to Satisfy Conditions. If the Secured Parry or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

      (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Patty, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

      (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

      (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) Distributions and Interest Amount

      (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).


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                                                                  ISDA(R) 1994

      (ii) Interest Amount Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

      (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral. Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

      (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

      (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

      (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

      (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

      (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.


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                                                                  ISDA(R) 1994

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

      (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

      (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

      (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

            (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

            (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

      (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

      (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

      (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

      (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.


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                                                                  ISDA(R) 1994

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable at any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.


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                                                                  ISDA(R) 1994
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Paragraph 12. Definitions

As used in this Annex:

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

      (x) the amount of that Cash on that day; multiplied by

      (y) the Interest Rate in effect for that day; divided by

      (z) 360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.


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                                                                  ISDA(R) 1994

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5: provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

      (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

      (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

      (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

      (i) Eligible Collateral or Posted Collateral that is:

            (A) Cash, the amount thereof; and

            (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

      (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

      (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13.  Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and
                  (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                  (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Partyfor any Valuation Date will equal the least of

                  (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds



                                      11
                                                                  ISDA(R) 1994

                        (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" of Paragraph 3 shall not apply. For purposes of calculating any Delivery Amount or Return Amount pursuant to Paragraphs 13(b)(i)(A) or 13(b)(i)(B) above for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date.

      (ii)  Eligible Collateral.

            On any date, the items set forth on the schedule of Eligible Collateral attached as Schedule A hereto will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD).



                                      12
                                                                  ISDA(R) 1994

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) an S&P Required Ratings Event has occurred and is continuing; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Class Certificate Balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

            (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

      (ii) "Valuation Date" means (A) the first Local Business Day in each week on which any of the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero, and (B), if no Relevant Entity has a long-term unsubordinated and unsecured debt rating of at least BBB+ from S&P, also the last Local Business Day in each calendar month.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed).

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.



                                      13
                                                                  ISDA(R) 1994

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall
            (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

      (vi) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph
            4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, the Moody's First Trigger Value and the Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

            For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national



                                      14
                                                                  ISDA(R) 1994
            securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause
            (A)) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

            Party B may appoint as Custodian (A) the entity then serving Cap Trustee or (B) any entity other than the entity then serving as Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."


            Initially, the Custodian for Party B is: The Bank of New York.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or



                                      15
                                                                  ISDA(R) 1994
      made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian, at the address specified for Party B pursuant to the Notices Section of this Agreement

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      Party A account details:   JPMorgan Chase Bank
                                 SWIFT:           CHASUS33
                                 Account of:      Swiss Re Financial Products
                                 Account No.:     066-911184
                                 ABA#:            021000021


      Party B's Custodian account details:        As specified from time to time in writing.


(m)   Other Provisions.

      (i) Collateral Account. Upon the occurrence of a Collateral Event, Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the



                                      16
                                                                  ISDA(R) 1994
             word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv)   [Reserved]

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (viii) Notice of Failure to Post Collateral. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to the Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

      (ix)  Additional Definitions. As used in this Annex:

            "Collateral Event" means an event which is deemed to occur with respect to Party A on any day on which any of a S&P Approved Ratings Event, a Moody's First Trigger Ratings Event or a Moody's Second Trigger Ratings Event has occurred and is continuing.

            "DV01" means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party's Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

            "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

            "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a



                                      17
                                                                  ISDA(R) 1994
            day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

            "Moody's First Trigger Credit Support Amount" means, for any date, the excess, if any, of

            (I)   (A)   for any date on which (I) a Moody's First Trigger
                        Ratings Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y), if less, since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30 Local
                        Business Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party's
                        Exposure for such date and (ii) the sum, for each Transaction to which this Annex relates, of the least of (x) the product of the Moody's First Trigger DV01 Multiplier and DV01 for such Transaction and such date and (y) the product of Moody's First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such date; and (z) the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such date; or

                  (B)   for any other date, zero, over

            (II)  the Threshold for Party A for such date.

            "Moody's First Trigger DV01 Multiplier" means 25.

            "Moody's First Trigger Value" means, on any date the sum of (I) with respect to any Eligible Collateral other than Cash, the product of bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii), and (II) with respect to Cash, the amount thereof.

            "Moody's First Trigger Notional Amount Multiplier" means 4%.

            "Moody's Second Trigger Credit Support Amount" means, for any date, the excess, if any, of:

            (I)   (A)   for any date on which it is the case that a Moody's
                        Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the next payment due to be paid by Party A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured Party's
                        Exposure for such date and (y) the sum, for each Transaction to which this Annex relates, of

                        (1) if such Transaction is not a Transaction-Specific
                            Hedge,

                              the least of (i) the product of the Moody's
                              Second Trigger DV01 Multiplier and DV01 for such Transaction and such date and (ii) the product of the Moody's Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such date and (iii) the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional



                                      18
                                                                  ISDA(R) 1994

                              Amount for such Transaction for the Calculation Period which includes such date; or

                        (2) if such Transaction is a Transaction-Specific Hedge,

                              the least of (i) the product of the Moody's
                              Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such date and (ii) the product of the Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such date and (iii) the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such date; or

                  (B)   for any other date, zero, over

            (II)  the Threshold for Party A for such date.

            "Moody's Second Trigger DV01 Multiplier" means 60.

            "Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier" means 75.

            "Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier" means 11%.

            "Moody's Second Trigger Value" means, on any date the sum of (I) with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii), and (II) with respect to Cash, the amount thereof.

            "Moody's Second Trigger Notional Amount Multiplier" means 9%.

            "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

            "S&P Credit Support Amount" means, for any date, the excess, if any, of:

            (I)   (A)   for any date on which (i) a S&P Approved Ratings Event
                        has occurred and is continuing (x) for at least 30 days or (ii) a S&P Required Ratings Event has occurred and is continuing, an amount equal to the sum of (1)
                        100.0% of the Secured Party's Exposure for such date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such date, or

                  (B)   for any other date, zero, over

            (II)  the Threshold for Party A for such date.



                                      19
                                                                  ISDA(R) 1994

                  "S&P Value" means, on any date the sum of (I) with respect to any Eligible Collateral other than Cash, the product of
                  (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii), and (II) with respect to Cash, the amount thereof.

                  "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "Transaction-Specific Hedge" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or
                  (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

                  "Valuation Percentage" shall mean, for purposes of determining the S&P Value, the Moody's First Trigger Value, or the Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "Value" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

                  "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

                  ---------------------------- -------------- --------------- --------------- ---------------
                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  credit rating of (i) Party     Weighted        Weighted        Weighted        Weighted
                  A and (ii) the Credit           Average        Average         Average         Average
                  Support Provider of            Maturity        Maturity        Maturity        Maturity
                  Party A, if applicable       up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ---------------------------- -------------- --------------- --------------- ---------------
                  At least "A-2"                   2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------






              [Remainder of this page intentionally left blank]



                                      20
                                                                  ISDA(R) 1994

                                    Table 1
                                    -------

                         Moody's First Trigger Factor
                         ----------------------------

                              (Weekly Valuation)
                              ------------------

                Remaining                               Weekly
          Weighted Average Life                       Collateral
            of Hedge in Years                           Posting

                1 or less                                0.25%
More than 1 but not more than 2                          0.50%
More than 2 but not more than 3                          0.70%
More than 3 but not more than 4                          1.00%
More than 4 but not more than 5                          1.20%
More than 5 but not more than 6                          1.40%
More than 6 but not more than 7                          1.60%
More than 7 but not more than 8                          1.80%
More than 8 but not more than 9                          2.00%
More than 9 but not more than 10                         2.20%
More than 10 but not more than 11                        2.30%
More than 11 but not more than 12                        2.50%
More than 12 but not more than 13                        2.70%
More than 13 but not more than 14                        2.80%
More than 14 but not more than 15                        3.00%
More than 15 but not more than 16                        3.20%
More than 16 but not more than 17                        3.30%
More than 17 but not more than 18                        3.50%
More than 18 but not more than 19                        3.60%
More than 19 but not more than 20                        3.70%
More than 20 but not more than 21                        3.90%
More than 21 but not more than 22                        4.00%
More than 22 but not more than 23                        4.00%
More than 23 but not more than 24                        4.00%
More than 24 but not more than 25                        4.00%
More than 25 but not more than 26                        4.00%
More than 26 but not more than 27                        4.00%
More than 27 but not more than 28                        4.00%
More than 28 but not more than 29                        4.00%
              More than 29                               4.00%



                                      21
                                                                  ISDA(R) 1994

                                    Table 2
                                    -------

          Moody's Second Trigger Factor for Interest Rate Swaps with
          ----------------------------------------------------------
                            Fixed Notional Amounts
                            ----------------------


                              (Weekly Valuation)
                              ------------------

              Remaining                              Weekly
        Weighted Average Life                      Collateral
          of Hedge in Years                         Posting

              1 or less                              0.60%
More than 1 but not more than 2                      1.20%
More than 2 but not more than 3                      1.70%
More than 3 but not more than 4                      2.30%
More than 4 but not more than 5                      2.80%
More than 5 but not more than 6                      3.30%
More than 6 but not more than 7                      3.80%
More than 7 but not more than 8                      4.30%
More than 8 but not more than 9                      4.80%
More than 9 but not more than 10                     5.30%
More than 10 but not more than 11                    5.60%
More than 11 but not more than 12                    6.00%
More than 12 but not more than 13                    6.40%
More than 13 but not more than 14                    6.80%
More than 14 but not more than 15                    7.20%
More than 15 but not more than 16                    7.60%
More than 16 but not more than 17                    7.90%
More than 17 but not more than 18                    8.30%
More than 18 but not more than 19                    8.60%
More than 19 but not more than 20                    9.00%
More than 20 but not more than 21                    9.00%
More than 21 but not more than 22                    9.00%
More than 22 but not more than 23                    9.00%
More than 23 but not more than 24                    9.00%
More than 24 but not more than 25                    9.00%
More than 25 but not more than 26                    9.00%
More than 26 but not more than 27                    9.00%
More than 27 but not more than 28                    9.00%
More than 28 but not more than 29                    9.00%
             More than 29                            9.00%



                                      22
                                                                  ISDA(R) 1994

                                    Table 3
                                    -------

         Moody's Second Trigger Factor for Transaction-Specific Hedges
         -------------------------------------------------------------

                              (Weekly Valuation)
                              ------------------

               Remaining                              Weekly
         Weighted Average Life                      Collateral
           of Hedge in Years                          Posting

               1 or less                               0.75%
More than 1 but not more than 2                        1.50%
More than 2 but not more than 3                        2.20%
More than 3 but not more than 4                        2.90%
More than 4 but not more than 5                        3.60%
More than 5 but not more than 6                        4.20%
More than 6 but not more than 7                        4.80%
More than 7 but not more than 8                        5.40%
More than 8 but not more than 9                        6.00%
More than 9 but not more than 10                       6.60%
More than 10 but not more than 11                      7.00%
More than 11 but not more than 12                      7.50%
More than 12 but not more than 13                      8.00%
More than 13 but not more than 14                      8.50%
More than 14 but not more than 15                      9.00%
More than 15 but not more than 16                      9.50%
More than 16 but not more than 17                      9.90%
More than 17 but not more than 18                     10.40%
More than 18 but not more than 19                     10.80%
More than 19 but not more than 20                     11.00%
More than 20 but not more than 21                     11.00%
More than 21 but not more than 22                     11.00%
More than 22 but not more than 23                     11.00%
More than 23 but not more than 24                     11.00%
More than 24 but not more than 25                     11.00%
More than 25 but not more than 26                     11.00%
More than 26 but not more than 27                     11.00%
More than 27 but not more than 28                     11.00%
More than 28 but not more than 29                     11.00%
              More than 29                            11.00%



                                      23
                                                                  ISDA(R) 1994

      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

                                              THE BANK OF NEW YORK, not in its
                                              individual or corporate capacity
                                                 but solely as Swap Contract
                                                Administrator for CWABS, Inc.
 Swiss Re Financial Products Corporation       Asset-Backed Certificates Trust
                                                 2007-2, pursuant to a Swap
                                              Contract Administration Agreement

By:  /s/  Frank Ronan                         By:  /s/  Matthew Sabino
     ----------------                              -------------------
     Name:   Frank Ronan                           Name:   Matthew Sabino
     Title:  Managing Director                     Title:  Assistant Treasurer
     Date:   February 28, 2007                     Date:   February 28, 2007



                                      24
                                                                  ISDA(R) 1994

                       SCHEDULE A to Paragraph 13(b)(ii)

                 ELIGIBLE COLLATERAL and VALUATION PERCENTAGES
                              (weekly valuation)

                                                                                                  Moody's
                                                                                  Moody's         Second
 ISDA Collateral Asset                                              S&P        First Trigger      Trigger
  Definition (ICAD)                                              Valuation       Valuation       Valuation
         Code                Remaining Maturity in Years         Percentage      Percentage     Percentage
         -----               ---------------------------         ----------      ----------     ----------
(A)  US-CASH                             N/A                        100%            100%           100%

(B)  US-TBILL
     US-TNOTE
     US-TBOND
 (USDollar Fixed Rate
     in all cases)
                                      1 or less                    98.6%            100%           100%
                           More than 1 but not more than 2         97.3%            100%            99%
                           More than 2 but not more than 3         95.8%            100%            98%
                           More than 3 but not more than 5         93.8%            100%            97%
                           More than 5 but not more than 7         91.4%            100%            95%
                           More than 7 but not more than 10        90.3%            100%            94%
                          More than 10 but not more than 20        86.9%            100%            89%
                                     More than 20                  84.6%            100%            87%

(C)  US-GNMA
     US-FNMA
     US-FHLMC
 (USDollar Fixed
 Rate in all cases)
                                      1 or less                    98.0%            100%            99%
                           More than 1 but not more than 2         96.8%            100%            98%
                           More than 2 but not more than 3         96.3%            100%            97%
                           More than 3 but not more than 5         92.5%            100%            96%
                           More than 5 but not more than 7         90.3%            100%            94%
                           More than 7 but not more than 10        86.9%            100%            93%
                          More than 10 but not more than 20        81.6%            100%            88%
                                     More than 20                  77.9%            100%            86%

Other items not listed
           above                                                     0%              0%             0%



         The ISDA Collateral Asset Definition (ICAD) Codes used in this Schedule A are taken from the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.



                                      25
                                                                  ISDA(R) 1994